Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Tiga Energy Services, Inc. hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to their knowledge:

1. the annual report on Form 10-K of Tiga Energy Services, Inc. for the period ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tiga Energy Services, Inc.

Date: August 22, 2011	By:	/s/ Michael Hathaway
	Name:	Michael Hathaway
	Title:	Chief Executive Officer Principal Executive Officer

Date: August 22, 2011	By:	/s/ Michael Noonan
	Name:	Michael Noonan
	Title:	Chief Financial Officer Principal Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. §. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.